AMENDMENT NO. 2
This Amendment No. 2, dated as of July 24, 2013 (this “Amendment”), to that certain Credit Agreement, dated as of November 30, 2010, as amended by Amendment No. 1, dated as of November 16, 2012 (and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”), among CCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent, Swing Line Lender and L/C Issuer and CITIGROUP GLOBAL MARKETS INC., as Sole Arranger and Sole Bookrunner, is entered into by and among Holdings, the Borrower, the Agents, the Lenders party hereto and the New Term B Lender (as defined below). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Administrative Agent, the Lenders and certain other parties hereto are parties to the Credit Agreement;
WHEREAS, the Borrower has requested an amendment to the Credit Agreement that would, among other things, (i) extend the maturity of the Term B Loans, (ii) reduce the interest rate floor and the Applicable Rate applicable to the Term B Loans, (iii) replace the financial covenants contained in Section 7.10 of the Credit Agreement with a maximum Senior Secured Leverage Ratio covenant which will only be applicable to the Revolving Credit Facility and shall only apply to extent there are Revolving Credit Commitments outstanding, (iv) increase the amount of incremental facilities available to the Company under Section 2.14 of the Credit Agreement and (v) make certain other amendments to the Credit Agreement requested by the Borrower;
WHEREAS, in the event this Amendment is approved by the Required Lenders but not all of the Term B Lenders, the Borrower desires to replace those Term B Lenders that are Non-Consenting Lenders to this Amendment by causing such Non-Consenting Lenders to assign their Term B Loans to certain Eligible Assignees (the “New Term B Lender”) in accordance with Sections 3.07 and 10.07 of the Credit Agreement;
WHEREAS, the Borrower has requested that the New Term B Lender extend credit to the Borrower in the form of new term loans of up to an aggregate principal amount of $10,000,000 under the Term B Loan Facility as amended hereby (the “Incremental Term B Loans”);
WHEREAS, the New Term B Lender has indicated its willingness to (i) purchase the Term B Loans of the Non-Consenting Lenders and (ii) make the Incremental Term B Loans available to the Borrower on the terms and subject to the conditions contemplated hereby; and
WHEREAS, in order to effect the foregoing, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.AMENDMENTS TO THE CREDIT AGREEMENT
Effective as of the Second Amendment Effective Date (as defined in Section 4 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:
1.1    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal or unenforceable under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such Lien becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or Lien is or becomes illegal or unenforceable.
“Existing Revolving Credit Commitments” means the aggregate outstanding amount of (a) the Revolving Credit Commitments in effect as of the Second Amendment Effective Date and (b) any subsequent reductions or terminations of such Revolving Credit Commitments pursuant to Section 2.06(a).
“Incremental Commitments” has the meaning specified in Section 2.14(a).
“Incremental Revolving Credit Commitments” has the meaning specified in Section 2.14(a).
“New Revolving Credit Commitments” has the meaning specified in Section 2.14(a).
“New Revolving Loan” means any loan made to the Borrower by a New Revolving Credit Lenders pursuant to its New Revolving Credit Commitment.
“Retained Excess Cash Flow” means, with respect to any Fiscal Year, the amount of Excess Cash Flow for such completed Fiscal Year that is not required to be applied as a mandatory prepayment pursuant to Section 2.05(b)(i), but in any case, (a) without giving effect to any subtraction pursuant to Section 2.05(b)(i)(B) and (b) it being understood for the avoidance of doubt that, for purposes of this definition, Excess Cash Flow for any Fiscal Year shall be deemed to be zero until the financial statements required to be delivered pursuant to Section 6.01(a) for such Fiscal Year, and the related Compliance Certificate required to be delivered pursuant to Section 6.01(d) for such Fiscal Year, have been received by the Administrative Agent.
“Second Amendment” means the Second Amendment to this Agreement, dated as of July 24, 2013.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
1.2    Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Interest Coverage Ratio”.
1.3    Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
(a) with respect to Term B Loans, (i) for any period occurring prior to the Second Amendment Effective Date, (A) for Eurodollar Rate Loans, 3.75% and (B) for Base Rate Loans, 2.75% and (ii) on and after the Second Amendment Effective Date, (A) for Eurodollar Rate Loans, 3.25% and (B) for Base Rate Loans, 2.25%; provided that, at any time on or after the Borrower’s receipt of Eligible Equity Proceeds of at least $50,000,000 from a Qualifying IPO, solely with respect to Term B Loans, (x) for Eurodollar Rate Loans, 3.00% and (B) for Base Rate Loans, 2.00% and
1.4    The definition of “Available Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
“Available Amount” means, on any date of determination (the “Reference Date”), the sum of (without duplication):
(a)    $40,000,000; plus
(b)    Eligible Equity Proceeds (excluding an amount equal to the aggregate Equity Contribution); plus
(c)    solely to the extent that the Total Leverage Ratio of Holdings and its Restricted Subsidiaries is less than 5.00:1.00 (after giving effect to the proposed (A) Restricted Payment made using the Available Amount pursuant to Section 7.06(d), (B) Investment made using the Available Amount pursuant to Section 7.02(h)(i) or Section 7.02(l) or (C) prepayment made using the Available Amount pursuant to Section 7.13(a), as applicable), the sum of (i) Retained Excess Cash Flow for each Fiscal Year of the Borrower accrued during the period (treated as one accounting period) commencing with the Fiscal Year of the Borrower ended December 27, 2011 and ending with the most recent Fiscal Year of the Borrower for which financial statements of the Borrower have been delivered in accordance with Section 6.01 plus (ii) to the extent not included in the foregoing sub clauses of this clause (c), the aggregate amount of cash Returns to any Restricted Subsidiary in respect of Investments made pursuant to Section 7.02(l); minus
(d)    the aggregate amount of (A) Restricted Payments made using the Available Amount pursuant to Section 7.06(d), (B) Investments made using the Available Amount pursuant to Section 7.02(h)(i) and Section 7.02(l) and (C) prepayments made using the Available Amount pursuant to Section 7.13(a) during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date (without taking account of the intended usage of the Available Amount on such Reference Date).

1.5    Clause (a) of the definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
(a) (i) 2.50% with respect to Revolving Credit Loans or (ii) with respect to Term B Loans, (A) for any period occurring prior to the Second Amendment Effective Date, 2.25% and (B) on and after the Second Amendment Effective Date, 2.00% and
1.6    The definition of “Class” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Revolving Credit Lenders, New Revolving Credit Lenders, Term B Lenders or New Term Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Credit Commitments, New Revolving Credit Commitments, Term B Commitments or New Term Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans or Term Loans, in each case, under this Agreement as originally in effect or pursuant to Section 2.14 or 2.15, of which such Loan, Borrowing or Commitment shall be a part.
1.7    Clause (a)(v) of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
(v) the amount of any restructuring charge or reserve deducted (and not added back) in such period in computing Consolidated Net Income, including any one-time costs incurred in connection with acquisitions after the Closing Date and costs related to the closure and/or consolidation of facilities in an amount not to exceed (A) $500,000 in connection with any single acquisition, closure or consolidation and (B) $1,000,000 in the aggregate in connection with all acquisitions, closures or consolidations in any single Fiscal Year; plus
1.8    Clause (y) of the definition of “Consolidated Total Debt” in Section 1.01 of the Credit Agreement is hereby amended to replace “$35,000,000” contained in such clause with “$75,000,000”.
1.9    The definition of “Dormant Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Closing Date” with the text “Second Amendment Effective Date” where it appears in such section.
1.10    Clause (a) of the definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
(a) (i) 1.50% with respect to Revolving Credit Loans or (ii) with respect to Term B Loans, (A) for any period occurring prior to the Second Amendment Effective Date, 1.25% and (B) on and after the Second Amendment Effective Date, 1.00% and
1.11    Clause (b)(vi) of the definition of “Excess Cash Flow” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “(excluding the Revolving Credit Facility and any revolving lines of credit)” where it appears.
1.12    The definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, or with the consent of all relevant Lenders, twelve months thereafter, as selected by the Borrower in its Committed Loan Notice; provided that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;
(c)    no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made; and
(d)    any Interest Period that begins on the Second Amendment Effective Date shall be deemed to end on September 30, 2013; provided further that for purposes of determining the Eurodollar Rate for such Interest Period, such Interest Period shall be deemed to end two months after the Second Amendment Effective Date.
1.13    The definition of “Joinder Agreement” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
“Joinder Agreement” means an agreement substantially in the form of Exhibit G or another agreement in form and substance reasonably acceptable to the Administrative Agent.
1.14    The definition of “Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
“Loan” means an extension of credit by a Lender (x) to the Borrower in the form of a Term Loan or a New Term Loan and (y) to the Borrower in the form of a Revolving Credit Loan, a New Revolving Loan or a Swing Line Loan.
1.15    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
“Maturity Date” means (a) with respect to the Revolving Credit Facility, the date that is five (5) years after the Closing Date and (b) with respect to the Term B Loan Facility, the date that is seven (7) years after the Second Amendment Effective Date; provided that, the reference to Maturity Date with respect to Revolving Credit Commitments and Revolving Loans whose maturity has been extended pursuant to Section 2.15 shall be the Revolving Maturity Date; provided further that, if, on the date that is 91 days before the maturity date of the Senior Notes (without giving effect to Section 1.05 of the Credit Agreement) or any Permitted Refinancing of the Senior Notes that matures earlier than 91 days after the seventh anniversary of the Second Amendment Effective Date, more than $75,000,000 of Indebtedness in the aggregate remains outstanding under the Senior Notes (without giving effect to Section 1.05 of the Credit Agreement) or any Permitted Refinancing of the

Senior Notes, as applicable, the “Maturity Date” shall mean, solely with respect to the Term B Loan Facility, the date that is 91 days before the maturity date of the Senior Notes (without giving effect to Section 1.05 of the Credit Agreement) or such Permitted Refinancing, as applicable.
1.16    The definition of “New Term Loan” is hereby amended and restated in full to read as follows:
“New Term Loans” has the meaning specified in Section 2.14(d).
1.17    The definition of “Not Otherwise Applied’ is hereby deleted in its entirety.
1.18    Clause (b)(y) of the definition of “Obligations” in Section 1.01 of the Credit Agreement is hereby amended by added the text “(excluding any Excluded Swap Obligations)” immediate prior to the word “and” at the end thereof.
1.19    Clause (e) of the proviso to the definition of “Permitted Refinancing” in Section 1.01 of the Credit Agreement is hereby amended and restated in full as follows:
(e) if such modification, refinancing, refunding, renewal, replacement, exchange or extension is secured Indebtedness, the Liens securing such refinancing Indebtedness are limited to Liens on assets or property that secured the Indebtedness being refinanced without any change in the class or category of assets or property subject to such Lien; provided that, this clause (e) shall not apply to any New Term Loans incurred pursuant to Section 2.14 that would otherwise constitute a “Permitted Refinancing” of the Senior Notes; and
1.20    The definition of “Secured Hedge Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended by adding the text “; provided that, in no event will Secured Hedge Obligations include any Excluded Swap Obligations” immediately prior to the period (“.”) at the end thereof.
1.21    Article I of the Credit Agreement is hereby amended by adding the following new Section 1.08 at the end thereof:
Section 1.08    Compliance with Financial Covenants. With respect to any provision of this Agreement that requires compliance or Pro Forma Compliance with the financial covenants set forth in Section 7.10, such compliance or Pro Forma Compliance shall not be required when the Borrower is not otherwise required to comply with such covenant under the terms of Section 7.10 at such time.
1.22    Clause (a)(iv) of Section 2.05 of the Credit Agreement is hereby amended and restated in full as follows:
At the time of the effectiveness of any Repricing Transaction that (A) makes any prepayment of Term Loans in connection with any Repricing Transaction, or (B) effects any amendment of this Agreement resulting in a Repricing Transaction and is consummated prior to January 24, 2014, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each applicable Term Lender, a fee in an amount equal to, (x) in the case of clause (A), a prepayment premium of 1% of the amount of the Term Loans being prepaid and (y) in the case of clause (B), a payment equal to 1% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.
1.23    Both provisos in clause (b)(i) of Section 2.05 of the Credit Agreement are hereby amended and restated in full as follows:
; provided that such percentage shall be reduced to (x) 25% if the Senior Secured Leverage Ratio as of the last day of the applicable Fiscal Year was less than 3.75:1.00; and (y) 0% if the Senior Secured Leverage Ratio as of the last day of the applicable Fiscal Year was less than 3.25:1.00.
1.24    Clause (a) of Section 2.07 of the Credit Agreement is hereby amended and restated in full as follows:
(a)    Term Loans. The principal of the Term Loans of each Class shall be repaid in full, in Cash, in immediately available funds on the Maturity Date of such Class of Term Loans in an amount equal to the aggregate principal amount of all Term Loans of such Class outstanding on such date.
1.25    Section 2.14 of the Credit Agreement is hereby amended and restated in full as follows:
(a)    At any time or from time to time on or after the Second Amendment Effective Date, the Borrower may by written notice to the Administrative Agent elect to request (i) prior to the Maturity Date of the Revolving Credit Facility, one additional revolving credit facility tranche (“New Revolving Credit Commitments”) or one or more increases to the existing Revolving Credit Commitments or the New Revolving Credit Commitments (any such increase in commitments, the “Increased Revolving Credit Commitments” and, together with the New Revolving Credit Commitments, the “Incremental Revolving Credit Commitments”) and/or (ii) prior to the Maturity Date of the Term B Loan Facility, the establishment of one or more new term loan commitments (the “New Term Commitments” and, together with the New Revolving Credit Commitments and the Increased Revolving Credit Commitments, the “Incremental Commitments”) which may be of the same Class as existing Term Loans or a separate Class of new term loans; provided, that (x) the aggregate principal amount of all such Incremental Commitments shall not exceed (A) in the case of any Incremental Revolving Credit Commitments, $135,000,000; provided that the sum of the Incremental Revolving Credit Commitments plus the Existing Revolving Credit Commitments then in effect shall not exceed $155,000,000, plus (B) in the case of both the Incremental Revolving Credit Commitments and the New Term Commitments, $75,000,000, plus (C) after the full utilization of the amounts available under clause (A) above, in the case of the Incremental Revolving Credit Commitments, and clause (B) above, in the case of both the Incremental Revolving Credit Commitments and the New Term Commitments, an additional amount of Incremental Revolving Credit Commitments and/or New Term Commitments so long as in the case of this clause (C), the Senior Secured Leverage Ratio shall not exceed 2.75:1.00 as of the end of the Test Period most recently ended, both before and after giving Pro Forma Effect to such Increased Revolving Credit Commitments or New Term Loans (assuming a borrowing of the maximum amount of Loans available under the Revolving Credit Commitments and any Incremental Revolving Credit Commitments after giving effect to such Incremental Revolving Credit Commitment and any Incremental Revolving Credit Commitments previously made pursuant to this Section 2.14 and excluding, for purposes of determining Consolidated Total Debt, the cash proceeds from the borrowing of the proposed Incremental Revolving Credit Commitments or New Term Loans) and (y) any such request shall be for an aggregate principal amount of Incremental Commitments that is not less than $5,000,000 (or such lesser amount which shall be approved by Administrative Agent or such lesser amount that shall constitute the difference between the maximum aggregate principal amount of Incremental Commitments indicated above and all such Incremental Commitments obtained prior to such date) and integral multiples of $5,000,000 in excess of that amount. Each such notice shall specify (i) the date (each, an “Increased Amount Date”) on which the Borrower proposes that the applicable Incremental Commitments shall be effective, which shall be a date not less than fifteen (15) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period as shall be reasonably acceptable to the Administrative Agent) and (ii) the identity of each Lender or other Person that is an Eligible Assignee (each, a “New Revolving Credit Lender” or “New Term Lender”, as applicable) to whom the Borrower proposes any portion of such Incremental Revolving Credit Commitments or New Term Commitments, as applicable, be allocated and the amounts of such allocations; provided that the Borrower shall first approach each existing Lender to provide any Incremental Commitment, which Lender may elect or decline, in its sole discretion, to provide all or any portion of such requested Incremental Commitment. Such Incremental Commitments shall become effective, as of such Increased Amount Date; provided that (1) no Default or Event of Default shall have occurred and be continuing on such Increased Amount Date before or after giving effect to such Incremental Commitments; (2) after giving effect to the making of any New Term Loans or effectiveness of any Incremental Revolving Credit Commitments, each of the conditions set forth in Section 4.02 shall be satisfied; (3) the Incremental Revolving Credit Commitments or New Term Commitments, as applicable, shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower, the New Revolving Credit Lender or New Term Lender, as applicable, and Administrative Agent, and each of which shall be recorded in the Register, and each New Revolving Credit Lender and New Term Lender shall be subject to the requirements set forth in Section 10.15; (4) the Borrower shall make any payments required pursuant to Section 3.05 in connection with the Incremental Commitments, if applicable; and (5) the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction.
(b)    On any Increased Amount Date on which Increased Revolving Credit Commitments are effected through an increase to the existing Revolving Credit Commitments, subject to the satisfaction of the foregoing terms and conditions, (a) each of the Revolving Credit Lenders shall assign to each of the New Revolving Credit Lenders, and each of the New Revolving Credit Lenders shall purchase from each of the Revolving Credit Lenders, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and New Revolving Credit Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such Increased Revolving Credit Commitments to the Revolving Credit Commitments, (b) each Increased Revolving Credit Commitment shall be deemed for all purposes a Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan and (c) each New Revolving Credit Lender shall become a Lender with respect to the Increased Revolving Credit Commitment and all matters relating thereto. The Administrative Agent and the Lenders hereby agree that the minimum borrowing and prepayment requirements in Section 2.02 and 2.05(a) of this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.
(c)    Any New Revolving Loans made pursuant to any New Revolving Credit Commitments established on an Increased Amount Date shall be designated as a Class of New

Revolving Loans separate from the Revolving Credit Facility for all purposes of this Agreement. On any Increased Amount Date on which any New Revolving Credit Commitments of any Class are effected, subject to the satisfaction of the foregoing terms and conditions, each New Revolving Lender of such Class shall become a Lender hereunder with respect to the New Revolving Credit Commitment of such Class and the New Revolving Loans of such Class made pursuant thereto.
(d)    Any New Term Loans made pursuant to any New Term Commitments of a separate Class of term loans on an Increased Amount Date shall be designated a separate Class of New Term Loans for all purposes of this Agreement. On any Increased Amount Date on which any New Term Commitments of any Class are effected, subject to the satisfaction of the foregoing terms and conditions, (i) each New Term Lender of such Class shall make a Loan to the Borrower (a “New Term Loan”) in an amount equal to its New Term Commitment of such Class, and (ii) each New Term Lender of such Class shall become a Lender hereunder with respect to the New Term Commitment of such Class and the New Term Loans of such Class made pursuant thereto. Notwithstanding the foregoing, New Term Loans may have identical terms to any existing Class of Term Loans and be treated as the same Class as such Term Loans.
(e)    The Administrative Agent shall notify the Lenders promptly upon receipt of the Borrower’s notice of each Increased Amount Date and in respect thereof (i) the Class of New Term Commitments and the New Term Lenders of such Class, (ii) the Class of New Revolving Credit Commitments and the New Revolving Loans of such Class and (iii) in the case of each notice to any Revolving Credit Lender with respect to an increase in the Revolving Credit Commitments, the respective interests in such Revolving Credit Lender’s Revolving Credit Commitments, in each case, subject to the assignments contemplated by clause (b) of this Section 2.14.
(f)    The terms and provisions of the New Term Loans and New Term Commitments of any Class shall be as agreed between the Borrower and the New Term Lenders providing such New Term Loans and New Term Commitments, and except as otherwise set forth herein, to the extent not identical to the Term B Loans, shall be reasonably satisfactory to Administrative Agent. In any event:
(i)    the Weighted Average Life to Maturity of all New Term Loans of any Class shall be no shorter than the Weighted Average Life to Maturity of the Term B Loans (except by virtue of amortization or prepayment of the Term B Loans prior to the time of such incurrence);
(ii)    the Maturity Date of any Class of the New Term Loans shall be no earlier than the maturity of the Term B Loans;
(iii)    the New Term Loans will share ratably in right of prepayment with the Term Loans pursuant to Section 2.05(b) or otherwise as contemplated by clause (i) of this Section 2.14 below; provided that the New Term Loans may be afforded lesser payments to the extent the Lenders providing such New Term Loans so agree; and
(iv)    the yield applicable to the New Term Loans of each Class shall be determined by the Borrower and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided, however, that the yield applicable to such New Term Loans (after giving effect to all upfront or similar fees, original issue discount payable or interest rate floors with respect to such New Term Loans) shall not be greater than the applicable interest rate payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Term B Loans (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder), plus 0.50% per annum unless the interest rate with respect to the Term B Loan is increased so as to cause the then applicable interest rate under this Agreement on the Term B Loans (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder and the adjustment of any interest rate floor) to equal the yield then applicable to the New Term Loans (after giving effect to all upfront or similar fees, original issue discount payable or interest rate floors with respect to such New Term Loans) minus 0.50%; provided that customary arrangement or commitment fees payable to the arrangers of such New Term Loans (or their respective affiliates) under this Section 2.14 shall be excluded.
(g)    The terms and provisions of the New Revolving Loans and New Revolving Credit Commitments of any Class shall be as agreed between the Borrower and the New Revolving Lenders providing such New Revolving Loans and New Revolving Credit Commitments, and except as otherwise set forth herein, to the extent not identical to the Revolving Credit Facility, shall be reasonably satisfactory to Administrative Agent. In any event:
(i)    the maturity date of such New Revolving Loans shall be no earlier than the Maturity Date of the Revolving Credit Facility and such New Revolving Loans shall require no scheduled amortization (and the related New Revolving Credit Commitments shall require no mandatory commitment reductions) prior to the Maturity Date of the Revolving Credit Facility;
(ii)    the New Revolving Loans will share ratably with the Revolving Credit Facility in any prepayments made pursuant to Section 2.05(a) or otherwise as contemplated by clause (i) of this Section 2.14 below; provided that the New Revolving Loans may be afforded lesser payments to the extent the Lenders providing such New Revolving Loans so agree; and
(iii)    the yield applicable to the New Revolving Loans of each Class shall be determined by the Borrower and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided, however, that the yield applicable to such New Revolving Loans (after giving effect to all upfront or similar fees, original issue discount payable or interest rate floors with respect to such New Revolving Loans) shall not be greater than the applicable interest rate payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Revolving Credit Loans (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder), plus 0.50% per annum unless the interest rate with respect to the Revolving Credit Loans is increased so as to cause the then applicable interest rate under this Agreement on the Revolving Credit Loans (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder and the adjustment of any interest rate floor) to equal the yield then applicable to the New Revolving Loans (after giving effect to all upfront or similar fees, original issue discount payable or interest rate floors with respect to such New Revolving Loans) minus 0.50%; provided that customary arrangement or commitment fees payable to the arrangers of such New Revolving Loans (or their respective affiliates) under this Section 2.14 shall be excluded.
(h)    Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate,

in the reasonable opinion of Administrative Agent and the Borrower to effect the provision of this Section 2.14, and for the avoidance of doubt, this Section 2.14 shall supersede any provisions in Section 10.01 to the contrary.
(i)    The Loans and Commitments extended or established pursuant to this paragraph shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.
1.26    Clause (c)(i) of Section 2.15 of the Credit Agreement is hereby amended and restated in full as follows:
(i)    shall have a yield as may be agreed by the Borrower and the Revolving Lenders making such Revolving Credit Commitment extensions; provided that the yield applicable to the extended Revolving Credit Commitments (after giving effect to all upfront or similar fees, original issue discount payable or interest rate floors with respect to such extended Revolving Credit Commitments) shall not be greater than the applicable interest rate payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to the non-extended Revolving Credit Commitments (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder), plus 0.50% per annum unless the interest rate with respect to the non-extended Revolving Credit Commitments is increased so as to cause the then applicable interest rate under this Agreement on the non-extended Revolving Credit Commitments (including any upfront or similar fees or original issue discount paid and payable to the initial Lenders hereunder and the adjustment of any interest rate floor) to equal the yield then applicable to the extended Revolving Credit Commitments (after giving effect to all upfront or similar fees, original issue discount payable or interest rate floors with respect to such extended Revolving Credit Commitments) minus 0.50%; provided that customary arrangement or commitment fees payable to the arrangers of such extended Revolving Credit Commitments (or their respective affiliates) under this Section 2.15 shall be excluded;
1.27    Clause (a) of Section 3.07 of the Credit Agreement is hereby amended by replacing the text “ten (10)” with the text “five (5)” where it appears in such section.
1.28    Clause (b) of Section 6.11 of the Credit Agreement is hereby amended and restated in full as follows:
(b)    Use the proceeds of the Revolving Credit Facility or any New Revolving Credit Loans to provide ongoing working capital and for other general corporate purposes of the Restricted Subsidiaries.
1.29    Clause (i)(i) of Section 7.03 of the Credit Agreement is hereby and restated in full as follows:
(i) Indebtedness (A) assumed in connection with any Permitted Acquisition; provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition, or (B) owed to the seller of any property acquired in a Permitted Acquisition; provided that any Indebtedness under clause (i)(B) above shall (1) be unsecured and subordinated, which subordination shall be on terms reasonably satisfactory to the Administrative Agent, (2) not be scheduled to mature prior to the date that is ninety-one (91) days after the Latest Maturity Date, (3) have no scheduled amortization or payments of principal (other than customary offers to purchase) prior to the date that is ninety-one

(91) days after the Latest Maturity Date, provided further that both immediately prior and after giving effect to any Indebtedness incurred pursuant to clause (A) or (B) (1) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (2) Holdings and its Restricted Subsidiaries shall be in Pro Forma Compliance with (x) the covenant set forth in Section 7.10 and (y) a Total Leverage Ratio of not greater than 5.25:1.00, in each case, as of the end of the Test Period then last ended, after giving effect to such Permitted Acquisition and the assumption, incurrence or issuance of such Indebtedness and the use of proceeds thereof, and
1.30    Clause (r)(i) of Section 7.03 of the Credit Agreement is hereby amended and restated in full as follows:
(i) Permitted Unsecured Indebtedness to the extent the Net Cash Proceeds of such Permitted Unsecured Indebtedness are utilized within ninety (90) days of the incurrence thereof to finance a Permitted Acquisition (or if not so utilized within such time period, solely to the extent the Net Cash Proceeds of such Permitted Unsecured Indebtedness are applied to prepay Term Loans pursuant to Section 2.05(b)(iv)), in each case, so long as (x) Holdings and its Restricted Subsidiaries shall be in Pro Forma Compliance with the covenant set forth in Section 7.10 and a Total Leverage Ratio of not greater than 5.25:1.00, in each case, as of the end of the Test Period then last ended, after giving effect to such Permitted Acquisition and the assumption, incurrence or issuance of such Indebtedness and (y) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and
1.31    Clause (d) of Section 7.08 of the Credit Agreement is hereby amended and restated in full as follows:
(d)    so long as no Default or Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing or would result therefrom, payments to the Sponsor permitted pursuant to Section 7.06 of management, consulting, monitoring, advisory and other fees and indemnities and expenses pursuant to the Management Agreement in an aggregate amount not to exceed $2,000,000 in any Fiscal Year of the Borrower; provided that, at any time on or after the date on which the Borrower has received Eligible Equity Proceeds of at least $50,000,000 from a Qualifying IPO, the Borrower shall be authorized to pay a one-time payment of an additional amount not to exceed $5,000,000 as a one-time termination fee to Sponsor; and
1.32    Section 7.10 of the Credit Agreement is hereby amended and restated in full as follows:
Section 7.10.    Financial Covenants.
(a)    Senior Secured Leverage Ratio. For any Fiscal Quarter of Holdings and its Restricted Subsidiaries ending on or after the Second Amendment Effective Date, for as long as the Existing Revolving Credit Commitments remain outstanding, unless the Required Revolving Lenders otherwise consent in writing, permit the Senior Secured Leverage Ratio as of the end of each Fiscal Quarter ending on or after June 30, 2013 to be greater than 4.00:1.00.
(b)    [Reserved.]
1.33    Section 7.13 of the Credit Agreement is hereby amended and restated in full as follows:
Section 7.13.    Prepayments, Etc. of Indebtedness. Voluntarily prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that regularly scheduled payments of interest on the Senior Notes shall be permitted) any Unsecured Financing or make any payment in violation of any subordination terms of any Unsecured Financing Documentation, except (a) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, for an aggregate purchase price, or in an aggregate prepayment amount, not to exceed the Available Amount; provided that Holdings and its Restricted Subsidiaries shall be in Pro Forma Compliance with the covenant set forth in Section 7.10 after giving effect to such payment, prepayment, redemption, purchase, defeasance or satisfaction; (b) a Permitted Refinancing thereof (including through exchange offers and similar transactions); (c) the conversion of any Unsecured Financing to Equity Interests (other than Disqualified Equity Interests), and (d) solely with respect to the Senior Notes, any voluntary prepayment, redemption, purchase or satisfaction of the Senior Notes after the date that is one (1) year prior to the maturity thereof and (e) at any time after the Borrower has received Eligible Equity Proceeds of at least $50,000,000 from a Qualifying IPO, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, any voluntary prepayment, redemption, purchase or satisfaction of the Senior Notes; provided that Holdings and its Restricted Subsidiaries shall be in Pro Forma Compliance with the covenant set forth in Section 7.10 after giving effect to such payment, prepayment, redemption, purchase, defeasance or satisfaction.
1.34    Clause (b) of Section 8.01 of the Credit Agreement is hereby amended and restated in full as follows:
(b)    Specific Covenants. Holdings or any Restricted Subsidiary fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, Section 6.02(b), Section 6.03(a), Section 6.05(a) or Section 6.11 or Article 7 (other than with respect to Section 7.10); or
1.35    Clause (c) of Section 8.01 of the Credit Agreement is hereby amended and restated in full as follows:
(c)    Other Defaults. Holdings or any Restricted Subsidiary fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above, and in any case, other than Section 7.10) contained in any Loan Document and applicable to it and such failure continues for thirty (30) days after notice thereof by the Administrative Agent to the Borrower; or
1.36    Section 8.01 of the Credit Agreement is hereby amended by adding the following clauses (n) and (o):
(n)    Financial Covenant Event of Default. Solely with respect to the Revolving Credit Loans, Swing Line Loans and the Letters of Credit, the Borrower shall fail to observe or perform Section 7.10 (the “Financial Covenant Event of Default”); provided that notwithstanding anything to the contrary in this Agreement or the other Loan Documents, a Financial Covenant Event of Default shall not constitute an Event of Default with respect to any Term Loans except as set forth in clause (o) below; or
(o)    Financial Covenant Cross Default. With respect to Term Loans, any event specified in clause (n) of this Section 8.01 shall have occurred and the Required Revolving Lenders shall, as a result of such event and prior to the prepayment in full of all outstanding Revolving Credit Borrowings and Swing Line Borrowings and the Cash Collateralization of all outstanding Letters of Credit in a manner reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer, (i) terminate the Revolving Credit Commitments or (ii) declare the Revolving Loans then outstanding to be due and payable prior to the Revolving Maturity Date, in whole or in part (a

“Financial Covenant Cross Default”); provided that no Event of Default shall remain continuing under this clause upon the Required Revolving Lenders rescinding such acceleration and/or waiving such Financial Covenant Cross Default with respect to the Revolving Loans.
1.37    The final paragraph of Section 10.02(a) of the Credit Agreement is hereby amended and restated in full as follows:
All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; and (C) if delivered by facsimile, when sent and receipt has been confirmed; provided that notices and other communications to the Administrative Agent, the L/C Issuer and the Swing Line Lender pursuant to Article 2 shall not be effective until actually received by such Person. Notices and other communications to the Lenders and the L/C Issuer or Swing Line Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that, the foregoing shall not apply to notices to any Lender or any L/C Issuer or Swing Line Lender pursuant to Section 2 if such Lender or such L/C Issuer or Swing Line Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving, or is unwilling to receive, notices under Section 2 by electronic communication. In no event shall a voice-mail message be effective as a notice, communication or confirmation hereunder. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement (which can be in electronic format)); and (ii) notices or communications posted to an Internet or intranet website (including Intralinks®, ClearPar® and SyndTrak® and any other Internet or extranet-based site) shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in clause (i) above, of notification that such notice or communication is available and identifying the website address therefor; provided that, in the case of clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
1.38    Schedules I (Accounting Periods), II (Administrative Agent’s Office) and 6.17 (Dormant Subsidiaries) to the Credit Agreement are hereby amended and restated in full with the schedules attached hereto as Schedule A.
SECTION 2.    AMENDMENT TO GUARANTY AND SECURITY AGREEMENT
Effective as of the Second Amendment Effective Date (as defined in Section 4 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 below, the Guaranty and Security Agreement is hereby amended as follows:
2.1    Section 1.1(c) of the Guaranty and Security Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant Lien becomes effective with respect to such Swap Obligation or constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
2.2    Article II of the Guaranty and Security Agreement is hereby amended by adding the following new Section 2.8 at the end thereof:
“Section 2.8.    Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided that, each Qualified ECP Guarantor shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8 or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.8 shall remain in full force and effect until the Guaranteed Obligations have been paid in full in cash and all Commitments have terminated. Each Qualified ECP Guarantor intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
SECTION 3.    INCREMENTAL TERM B LOANS
Subject to the terms and conditions set forth herein, the New Term B Lender agrees to make the Incremental Term B Loans on the Second Amendment Effective Date. The Incremental Term B Loans shall have identical terms as the Term B Loans, as such terms are amended hereby (including, without limitation, with respect to the interest rate, maturity date, mandatory prepayments and voluntary prepayments), and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents. Each reference to a “Term Loan”, a “Term B Loan”, “Term Loans” or “Term B Loans” in the Credit Agreement shall be deemed to include the Incremental B Term Loans and all other related terms will have correlative meanings mutatis mutandis. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Incremental Term B Loans shall be considered an increase in the Term B Loans under the Credit Agreement and shall not be considered a separate tranche of Indebtedness under the Credit Agreement.
The New Term B Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recently delivered financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including Section 10.15). Upon the Second Amendment Effective Date, the New Term B Lender shall become a Lender under the Credit Agreement.

The Incremental Term B Loans shall be deemed to not be New Term Loans incurred under Section 2.14 of the Credit Agreement and shall not reduce the amount of Loans otherwise permitted to be incurred under Section 2.14 of the Credit Agreement, as amended hereby.
SECTION 4.    CONDITIONS PRECEDENT
This Amendment shall become effective as of the date hereof (the “Second Amendment Effective Date”) on which date, each of the following conditions precedent shall have been satisfied or duly waived:
4.1    Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
(a)    this Amendment, duly executed by each of the Borrower, Holdings, the Administrative Agent, the Required Lenders and each Term B Lender; provided, however, if any Term B Lender is a Non-Consenting Lender then this Amendment shall be duly executed by Term B Lenders and New Term B Lenders holding the aggregate amount of all Term B Loans outstanding on the Second Amendment Effective Date;
(b)    an Acknowledgement and Confirmation, substantially in the form of Exhibit A hereto, duly executed by each Loan Party;
(c)    a certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of Section 4.4;
(d)    a certificate from the Treasurer of the Borrower, certifying that Holdings and its Restricted Subsidiaries, on a consolidated basis, both before and after giving effect to the extension of the Term Loans on the Second Amendment Effective Date and the application of the proceeds thereof, are Solvent;
(e)    (A) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (B) a certificate of Responsible Officers of each Loan Party dated the Second Amendment Effective Date and certifying (w) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Second Amendment Effective Date, (x) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the extension of the maturity of the Term B Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (y) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the later of (1) the date of the certificate of good standing or (2) the date of the last amendment thereto shown on the certified copy of the certificate or articles of incorporation or organization, in ease case, furnished pursuant to clause (g)(A) above, and (z) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (B) above;

(f)    executed legal opinions of Perkins Coie LLP, special counsel to the Loan Parties dated the Second Amendment Effective Date and addressed to each L/C Issuer, the Administrative Agent and the Lenders, and their successors, assigns and participants permitted under the Credit Agreement;
(g)    a “Life of Loan” Federal Emergency Agency Standard Flood Hazard Determination with respect to the Mortgaged Property (together with notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower or the applicable Restricted Subsidiary, and evidence of flood insurance, in the event any such Mortgaged Property or portion thereof is located in a special flood hazard area); and
(h)    the results of recent UCC Lien searches with respect to each of the Loan Parties to the extent reasonably required by the Administrative Agent, and such results shall reveal no Liens on any of the assets of the Loan Parties except for Permitted Liens.
4.2    Assignment and Assumption. In the event this Amendment is not initially approved by all Term B Lenders, the Term B Loans of each Non-Consenting Lender shall have been assigned to New Term B Lenders pursuant to an Assignment and Assumption in accordance with the terms of Sections 3.07 and 10.07 of the Credit Agreement. Such Assignment and Assumption shall be effective to assign all of the Term B Loans held by the Term B Lenders that are Non-Consenting Lenders in respect of this Amendment to New Term B Lenders.
4.3    Fees and Expenses.
(a)All fees and reimbursable expenses that have been invoiced as of the Second Amendment Effective Date that are due and payable to any Person under the Credit Agreement or under any engagement letter entered into in connection with this Amendment shall have been paid in full in immediately available funds; and
(b)The Administrative Agent hereby waives any and all assignment fees due to the Administrative Agent from the Borrower under any Assignment and Assumption executed pursuant to Section 3.07(a) of the Credit Agreement.
4.4    Representations and Warranties. On and as of the Second Amendment Effective Date and after giving effect to this Second Amendment, each of the representations and warranties contained in Section 5 below shall be true and correct.
4.5    Incremental Term B Loans. On and as of the Second Amendment Effective Date and after giving effect to this Second Amendment and the extension of the Incremental Term B Loans contemplated hereby, each of the conditions precedent to the effectiveness of New Term Commitments under Section 2.14(a) of the Credit Agreement shall have been satisfied.
SECTION 5.    REPRESENTATIONS AND WARRANTIES
Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:
5.1    Incorporation of Representations and Warranties from Loan Documents. Immediately before and immediately after giving effect to this Amendment, each of the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (and in all respects if qualified by materiality)

on and as of the Second Amendment Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (ii) that for purposes of this Section 5.1, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement, the representations contained in Section 5.05(a) of the Credit Agreement, as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments;
5.2    Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and
5.3    Absence of Default. No Default or Event of Default exists or would result from this Amendment.
SECTION 6.    COVENANTS
6.1    Within 120 days of the Second Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received:
(a)    a fully executed counterpart of an amendment for each Mortgage (each, a “Mortgage Amendment”; and together with the applicable Mortgage, an “Amended Mortgage”), duly executed by the applicable Restricted Subsidiary, together with evidence that such counterpart has been delivered to the title insurance company insuring the Amended Mortgage for recording;
(b)    a date down and modification endorsement in connection with the existing Lenders’ title insurance policy insuring the applicable Amended Mortgage, which endorsement shall insure that each applicable Amended Mortgage is a valid and enforceable Lien on the Mortgaged Property, free of any other Liens except Permitted Liens;
(c)    such affidavits and certificates as shall be required to induce the title company to issue the endorsement contemplated in Section (b) above and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, if applicable, and related charges required for the issuance of such endorsement;
(d)    an opinion from local counsel in the state where each Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent; and
(e)     executed legal opinions of each local counsel for the Loan Parties in each relevant jurisdiction where a Loan Party is organized, in each case, dated as of or after the Second Amendment Effective Date and addressed to each L/C Issuer, the Administrative Agent and the Lenders, and their successors, assigns and participants permitted under the Credit Agreement;

6.2    Upon reasonable request by the Administrative Agent, or any Lender through the Administrative Agent, Holdings and the Borrower shall, and shall cause each other Restricted Subsidiary to (a) correct any defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any stock pledge agreement or other document or instrument relating to (i) any Material Real Property located in Mexico which is owned by any Loan Party and (ii) Restricted Subsidiaries which own any Material Real Property located in Mexico, (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time for the purposes of perfecting the rights of the Administrative Agent for the benefit of the Secured Parties with respect to (i) any Material Real Property located in Mexico which is owned by any Loan Party and (ii) Restricted Subsidiaries which own any Material Real Property located in Mexico and (c) cooperate with the Administrative Agent in increasing the title insurance coverage amounts or any caps set forth in any existing Mortgage which may be necessary to reflect the terms of this Amendment.
SECTION 7.    MISCELLANEOUS
7.1    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 10.04 of the Credit Agreement.
7.2    Reference to and Effect on the Loan Documents.
(a)    As of the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.
7.3    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
7.4    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

7.5    Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
7.6    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
7.7    Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

CCA CLUB OPERATIONS HOLDINGS, LLC
By:______________________________
Name:

Title:
CLUBCORP CLUB OPERATIONS, INC.
By:______________________________
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2]

CITICORP NORTH AMERICA, INC.,
as Administrative Agent,
By:______________________________
Name:

Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2]

[_______________________], as Lender
By:______________________________
Name:
Title:

By:______________________________
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2]

CITIBANK, N.A.,
as New Term B Lender
By:______________________________
Name:
Title:

Exhibit A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to Amendment No. 2, dated as of [●], 2013 (the “Second Amendment”), by and among CCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities party thereto (the “Lenders”) and CITICORP NORTH AMERICA, INC., as administrative agent, swing line lender and L/C issuer. Terms defined in the Second Amendment and used herein shall have the meanings assigned to such terms in the Second Amendment, unless otherwise defined herein or the context otherwise requires.
2.    Certain provisions of the Credit Agreement and Guaranty and Security Agreement (as defined in the Credit Agreement) are being amended pursuant to the Second Amendment. Each of the undersigned is a Guarantor of the Guaranteed Obligations as defined in and pursuant to the Guaranty and Security Agreement and is a Grantor as defined in and pursuant to the Guaranty and Security Agreement and hereby:
(a)    consents to the execution, delivery and performance of the foregoing Second Amendment and the amendments to the Guaranty and Security Agreement in Section 2 thereof;
(b)    acknowledges that, notwithstanding the execution and delivery of the foregoing Second Amendment, the Secured Obligations of such Grantor and the obligations of such Guarantor under the Loan Documents to which it is a party are not impaired or affected and all guaranties made by such Guarantor pursuant to the Guaranty and Security Agreement and all Liens granted by such Grantor as security for the Secured Obligations of such Grantor pursuant to such Loan Documents continue in full force and effect and shall continue to secure such Secured Obligations except to the extent any waiver, release or modification has been granted by or on behalf of Lenders or has otherwise occurred pursuant to the terms of the Loan Documents;
(c)    confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to the Second Amendment; and
(d)    represents and warrants that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Acknowledgment and Confirmation, this Acknowledgment and Confirmation has been duly executed and delivered by it, and this Acknowledgment and Confirmation is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and (ii) each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
3.    Except as expressly provided in the Second Amendment, each Guarantor hereby ratifies and confirms all of the terms and conditions of the Guaranty and Security Agreement and other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect. This Acknowledgment and Confirmation shall constitute a Loan Document.
4.    This Acknowledgement and Confirmation and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
5.    This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGE TO AMENDMENT NO. 2]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
[_____________]

By:

    Name:

    Title:

Schedule A
CREDIT AGREEMENT SCHEDULES

See attached.

US_ACTIVE:\44260230\4\35899.0483

Schedule I
Accounting Periods

2010
Period	Begin	End
1	12/30/2009	1/26/2010
2	1/27/2010	2/23/2010
3	2/24/2010	3/23/2010
4	3/24/2010	4/20/2010
5	4/21/2010	5/18/2010
6	5/19/2010	6/15/2010
7	6/16/2010	7/13/2010
8	7/14/2010	8/10/2010
9	8/11/2010	9/7/2010
10	9/8/2010	10/5/2010
11	10/6/2010	11/2/2010
12	11/3/2010	11/30/2010
13	12/1/2010	12/28/2010

2011
Period	Begin	End
1	12/29/2010	1/25/2011
2	1/26/2011	2/22/2011
3	2/23/2011	3/22/2011
4	3/23/2011	4/19/2011
5	4/20/2011	5/17/2011
6	5/18/2011	6/14/2011
7	6/15/2011	7/12/2011
8	7/13/2011	8/9/2011
9	8/10/2011	9/6/2011
10	9/7/2011	10/4/2011
11	10/5/2011	11/1/2011
12	11/2/2011	11/29/2011
13	11/30/2011	12/27/2011

US_ACTIVE:\44260230\4\35899.0483    2

2012
Period	Begin	End
1	12/28/2011	1/24/2012
2	1/25/2012	2/21/2012
3	2/22/2012	3/20/2012
4	3/21/2012	4/17/2012
5	4/18/2012	5/15/2012
6	5/16/2012	6/12/2012
7	6/13/2012	7/10/2012
8	7/11/2012	8/7/2012
9	8/8/2012	9/4/2012
10	9/5/2012	10/2/2012
11	10/3/2012	10/30/2012
12	10/31/2012	11/27/2012
13	11/28/2012	12/25/2012

US_ACTIVE:\44260230\4\35899.0483    3

2013
Period	Begin	End
1	12/26/2012	1/22/2013
2	1/23/2013	2/19/2013
3	2/20/2013	3/19/2013
4	3/20/2013	4/16/2013
5	4/17/2013	5/14/2013
6	5/15/2013	6/11/2013
7	6/12/2013	7/9/2013
8	7/10/2013	8/6/2013
9	8/7/2013	9/3/2013
10	9/4/2013	10/1/2013
11	10/2/2013	10/29/2013
12	10/30/2013	11/26/2013
13	11/27/2013	12/24/2013
14	12/25/2013	12/31/2013

2014
Period	Begin	End
1	1/1/2014	1/28/2014
2	1/29/2014	2/25/2014
3	2/26/2014	3/25/2014
4	3/26/2014	4/22/2014
5	4/23/2014	5/20/2014
6	5/21/2014	6/17/2014
7	6/18/2014	7/15/2014
8	7/16/2014	8/12/2014
9	8/13/2014	9/9/2014
10	9/10/2014	10/7/2014
11	10/8/2014	11/4/2014
12	11/5/2014	12/2/2014
13	12/3/2014	12/30/2014

US_ACTIVE:\44260230\4\35899.0483    4

2015
Period	Begin	End
1	12/31/2014	1/27/2015
2	1/28/2015	2/24/2015
3	2/25/2015	3/24/2015
4	3/25/2015	4/21/2015
5	4/22/2015	5/19/2015
6	5/20/2015	6/16/2015
7	6/17/2015	7/14/2015
8	7/15/2015	8/11/2015
9	8/12/2015	9/8/2015
10	9/9/2015	10/6/2015
11	10/7/2015	11/3/2015
12	11/4/2015	12/1/2015
13	12/2/2015	12/29/2015

US_ACTIVE:\44260230\4\35899.0483    5

2016
Period	Begin	End
1	12/30/2015	1/26/2016
2	1/27/2016	2/23/2016
3	2/24/2016	3/22/2016
4	3/23/2016	4/19/2016
5	4/20/2016	5/17/2016
6	5/18/2016	6/14/2016
7	6/15/2016	7/12/2016
8	7/13/2016	8/9/2016
9	8/10/2016	9/6/2016
10	9/7/2016	10/4/2016
11	10/5/2016	11/1/2016
12	11/2/2016	11/29/2016
13	11/30/2016	12/27/2016

2017
Period	Begin	End
1	12/28/2016	1/24/2017
2	1/25/2017	2/21/2017
3	2/22/2017	3/21/2017
4	3/22/2017	4/18/2017
5	4/19/2017	5/16/2017
6	5/17/2017	6/13/2017
7	6/14/2017	7/11/2017
8	7/12/2017	8/8/2017
9	8/9/2017	9/5/2017
10	9/6/2017	10/3/2017
11	10/4/2017	10/31/2017
12	11/1/2017	11/28/2017
13	11/29/2017	12/26/2017

US_ACTIVE:\44260230\4\35899.0483    6

2018
Period	Begin	End
1	12/27/2017	1/23/2018
2	1/24/2018	2/20/2018
3	2/21/2018	3/20/2018
4	3/21/2018	4/17/2018
5	4/18/2018	5/15/2018
6	5/16/2018	6/12/2018
7	6/13/2018	7/10/2018
8	7/11/2018	8/7/2018
9	8/8/2018	9/4/2018
10	9/5/2018	10/2/2018
11	10/3/2018	10/30/2018
12	10/31/2018	11/27/2018
13	11/28/2018	12/25/2018

US_ACTIVE:\44260230\4\35899.0483    7

2019
Period	Begin	End
1	12/26/2018	1/22/2019
2	1/23/2019	2/19/2019
3	2/20/2019	3/19/2019
4	3/20/2019	4/16/2019
5	4/17/2019	5/14/2019
6	5/15/2019	6/11/2019
7	6/12/2019	7/9/2019
8	7/10/2019	8/6/2019
9	8/7/2019	9/3/2019
10	9/4/2019	10/1/2019
11	10/2/2019	10/29/2019
12	10/30/2019	11/26/2019
13	11/27/2019	12/24/2019
14	12/25/2019	12/31/2019

2020
Period	Begin	End
1	1/1/2020	1/21/2020
2	1/22/2020	2/18/2020
3	2/19/2020	3/17/2020
4	3/18/2020	4/14/2020
5	4/15/2020	5/12/2020
6	5/13/2020	6/9/2020
7	6/10/2020	7/7/2020
8	7/8/2020	8/4/2020
9	8/5/2020	9/1/2020
10	9/2/2020	9/29/2020
11	9/30/2020	10/27/2020
12	10/28/2020	11/24/2020
13	11/25/2020	12/22/2020

US_ACTIVE:\44260230\4\35899.0483    8

Schedule II
Administrative Agent’s Office

Administrative Agent	Domestic Lending Office	Wiring Instructions
Citicorp North America, Inc.	Citicorp North America, Inc. 1615 Brett Road, Building III New Castle, DE 19720 Attention: Vince Napoli Facsimile: 212-994-0847	Bank Name: CITIBANK, N.A. ABA/Routing No: 021000089 Account Name: PPM Houston Account No.: 3904-1387 Reference: ClubCorp Club Operations, Inc.
With a copy to: Daniel Dokos Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, New York 10153 Facsimile: 212-310-8007

US_ACTIVE:\44260230\4\35899.0483    9

Schedule 6.17
Dormant Subsidiaries

ENTITY	JURISDICTION OF ORGANIZATION
Aliso Community Center Management, Inc.	a California corporation
Aliso Viejo Commercial Property Joint Venture	a California partnership
Aliso Viejo Hotel Joint Venture	a California partnership
Apple Mountain Golf Club, LLC	a Delaware limited liability company
Barton Creek Resort & Clubs, Inc.	a Texas corporation
BirchRiver Golf Management, Inc.	a Georgia corporation
Birchriver Golf, L.P.	a Georgia limited partnership
Bloody Point Asset Corp.	a South Carolina corporation
BR GP, Inc.	a Georgia corporation
Broken Arrow Management Corp.	an Oklahoma corporation
Club Consulting Netherlands, B.V.	a foreign corporation
Club Corporation of America Limited (Thailand)	a foreign corporation
Club Corporation of America South Africa Pty Ltd.	a foreign corporation
Club Island Realty Corp.	a South Carolina corporation
ClubCorp Global Consulting, Inc.	a Delaware corporation
ClubCorp Global Holdings, Inc.	a Delaware corporation
ClubCorp International Resource Company	a Nevada corporation
ClubCorp of America Ltd. (Mauritius)	a foreign corporation
ClubCorp Philippine Holdings, Inc.	a Delaware corporation
ClubCorp Realty Barton Creek, Inc.	a Texas corporation
ClubCorp Realty Hilton Head, Inc.	a South Carolina corporation
ClubCorp Realty Homestead, Inc.	a Virginia corporation
ClubCorp South Africa Investment Holdings Pty Ltd.	a foreign corporation
ClubCorp U.K., Ltd.	a foreign corporation
ClubCorp USA GP, LLC	a Delaware limited liability company
ClubCorp USA LP, LLC	a Delaware limited liability company
Construction Company of Pinehurest, Inc.	a North Carolina corporation
Country Club of Pinewild Management, Inc.	a North Carolina corporation
Daufuskie Club, Inc.	a South Carolina corporation
El Capitan Club Management Corp.	a Delaware corporation
ELW Golf Group, Inc.	a Florida corporation
ELW Water Acquisition, L.L.C.	a Florida limited liability company
Farms of New Kent Management, LLC	a Delaware limited liability company
First City Club Management, Inc.	a Georgia corporation
First Federal Financial Corp.	a Texas corporation
GFO Partner, Inc	a Michigan corporation
Glendale Management Corp.	a Wisconsin corporation
Glendale Racquet Club, Inc.	a Wisconsin corporation
Hilton Head Plantation Asset Corp.	a South Carolina corporation
LaCita Management Corp.	a Florida corporation
Le Glub, Inc.	a Wisconsin corporation
Legav Commercial Property Corporation	a California corporation
Legav Hotel Corporation	a California corporation
Los Lagos Country Club, Inc.	an Arizona corporation
Management Company for Eagle Ridge and the Preserve	a Florida corporation
Management Company for Stoneridge Club, Inc.	a California corporation
Melrose Asset Corp.	a South Carolina corporation
Melrose Landing Corporation	a South Carolina corporation
Middletown Golf, Inc.	a Pennsylvania corporation
Mont-Sainte-Anne Realty Corp.	a Nevada corporation
Mont-Sainte-Anne Resort Corp.	a Nevada corporation
Nashville Club Management, Inc.	a Tennessee corporation
NV Club, LLC	a Delaware limited liability company
Ocean Vista Land Acquisition, L.L.C.	a Delaware limited liability company

US_ACTIVE:\44260230\4\35899.0483    10

ENTITY	JURISDICTION OF ORGANIZATION
Ocean Vista Land Company	a California corporation
Ocean Vista Land Company Stock Purchase Corp.	a Delaware corporation
OK Abilene Club Management Corp.	an Oklahoma corporation
OK Akron Club Management Corp.	an Oklahoma corporation
OK Arlington City Club, Inc.	an Oklahoma corporation
OK Atlanta City Club, Inc.	an Oklahoma corporation
OK Atrium Club, Inc.	an Oklahoma corporation
OK Beckett Ridge Country Club, Inc.	an Oklahoma corporation
OK Bentwood Management Corp.	an Oklahoma corporation
OK CCC Holding, Inc.	an Oklahoma corporation
OK CCT, Inc.	an Oklahoma corporation
OK Century I Management Corp.	an Oklahoma corporation
OK Century II Club, Inc.	an Oklahoma corporation
OK Cipango Management Corporation	an Oklahoma corporation
OK City Club of Rockford, Inc.	an Oklahoma corporation
OK City Club of San Antonio Management, Inc.	an Oklahoma corporation
OK Clayton Club Management Corp.	an Oklahoma corporation
OK Club Metropolitan of Austin, Inc.	an Oklahoma corporation
OK Colonnade Club, Inc.	an Oklahoma corporation
OK Country Club at RiverPlace, Inc.	an Oklahoma corporation
OK Desert Oasis Golf Management Corp.	an Oklahoma corporation
OK DTC Management Corporation	an Oklahoma corporation
OK Dumfries Club, Inc.	an Oklahoma corporation
OK Forest Oaks Country Club, Inc.	an Oklahoma corporation
OK Heritage Club, Inc.	an Oklahoma corporation
OK Jefferson Club Management Corporation	an Oklahoma corporation
OK Lake Country Estates Country Club, Inc.	an Oklahoma corporation
OK Lakes Club, Inc.	an Oklahoma corporation
OK Lakeview Club, Inc.	an Oklahoma corporation
OK Landmark Club at Park Central, Inc.	an Oklahoma corporation
OK Los Gatos Tennis, Inc.	an Oklahoma corporation
OK Marina Club Management, Inc.	an Oklahoma corporation
OK MCC Management Corp.	an Oklahoma corporation
OK Metropolitan Club Management Corp.	an Oklahoma corporation
OK Monroe Street City Club, Inc.	an Oklahoma corporation
OK Mountainside Club Corporation	an Oklahoma corporation
OK Mountaintop Club Management, Inc.	an Oklahoma corporation
OK North Hills Management Co.	an Oklahoma corporation
OK Northshore Management Corp.	an Oklahoma corporation
OK Oak Meadow Management Corp.	an Oklahoma corporation
OK Pharaohs Management Corp.	an Oklahoma corporation
OK Pinewood Management Corp.	an Oklahoma corporation
OK Pinnacle Club, Inc.	an Oklahoma corporation
OK Plaza Athletic Club, Inc.	an Oklahoma corporation
OK Plaza Club - Tyler, Inc.	an Oklahoma corporation
OK Plaza Club Hawaii, Inc.	an Oklahoma corporation
OK Plaza Club of Bryan, Inc.	an Oklahoma corporation
OK Plaza Club of Tucson, Inc.	an Oklahoma corporation
OK Pre 01-01-2002 Operator of Quail Valley World of Clubs, Inc.	an Oklahoma corporation
OK Pre 06-15-04 Operator of The Ravinia Club, Inc.	an Oklahoma corporation
OK Pre 09-22-04 Operator of Jefferson Club, Inc.	an Oklahoma corporation
OK Pre 10-13-00 Operator of Willowbend Development Corporation of Wichita	an Oklahoma corporation
OK Pre 11-28-00 Operator of the Skyline Club, Inc.	an Oklahoma corporation
OK Pre 12-15-04 Operator of Capital Club, Inc.	an Oklahoma corporation
OK Pre 12-23-99 Owner Lafayette Club, Inc.	an Oklahoma corporation
OK Pre 12-30-98 Operator of Halifax Club, Inc.	an Oklahoma corporation
OK Pre 12-31-04 Operator of Tower Club, Inc.	an Oklahoma corporation
OK Pre 12-31-1997 Operator of Midland Plaza Club, Inc.	an Oklahoma corporation

US_ACTIVE:\44260230\4\35899.0483    11

ENTITY	JURISDICTION OF ORGANIZATION
OK Pre 1986 Operator of Treasure Island Tennis & Yacht Club, Inc.	an Oklahoma corporation
OK Pre 2.1.09 Owner/Operator of San Francisco Tennis Club	an Oklahoma corporation
OK Pre 2-1-95 Operator Company of Landmark Athletic Club	an Oklahoma corporation
OK Pre 2-28-01 Operator of The Meadow Club, Inc.	an Oklahoma corporation
OK Pre 3-16-01 Operator of Belle Terre Management Corp.	an Oklahoma corporation
OK Pre 5-18-01 Operator of Orange Park Country Club, Inc.	an Oklahoma corporation
OK Pre 5-3-00 Operator of The Walden Club, Inc.	an Oklahoma corporation
OK Pre 5-31-01 Operator of Inverrary Country Club, Inc.	an Oklahoma corporation
OK Pre 6-1-96 Operator of The Manager for Tower Ridge Country Club, Inc.	an Oklahoma corporation
OK Pre 7-4-96 Operator of Rodney Square Club, Inc.	an Oklahoma corporation
OK Pre 8-24-00 Operator of Pebble Creek Country Club of Greenville, Inc.	an Oklahoma corporation
OK Pre 9/23/07 Owner/Operator of Capital Club, Inc.	an Oklahoma corporation
OK Regency Club, Inc.	an Oklahoma corporation
OK River North Management Corp.	an Oklahoma corporation
OK RMPC Management Corporation	an Oklahoma corporation
OK Rolling Hills Management Corp.	an Oklahoma corporation
OK Royal Drive Country Club, Inc.	an Oklahoma corporation
OK San Angelo Heritage Club, Inc.	an Oklahoma corporation
OK Shenandoah Management Corp.	an Oklahoma corporation
OK Snee Farm Country Club, Inc.	an Oklahoma corporation
OK Standard Club Management, Inc.	an Oklahoma corporation
OK Summit Club, Inc.	an Oklahoma corporation
OK Sweetwater Country Club, Inc.	an Oklahoma corporation
OK The Capital Club, Inc.	an Oklahoma corporation
OK The Lakes Club, Inc.	an Oklahoma corporation
OK The Plaza Club of Phoenix, Inc.	an Oklahoma corporation
OK The Relay House Corporation	an Oklahoma corporation
OK Top Seed Management Corp.	an Oklahoma corporation
OK Tops'l Club, Inc.	an Oklahoma corporation
OK Two Thousand One Bryan Tower Club, Inc.	an Oklahoma corporation
OK University Club of Dallas, Inc.	an Oklahoma corporation
OK University Club of Houston, Inc.	an Oklahoma corporation
OK University Club of West Palm Beach, Inc.	an Oklahoma corporation
OK Vita Center Management Corp.	an Oklahoma corporation
Operations Company for Homestead, Inc.	a Virginia corporation
Panama City Club Holdings S.A.	a foreign corporation
Panama City Club Management, S.A.	a foreign corporation
Pasadera CC Management Corp.	a California corporation
Pinewild Management, Inc.	a Virginia corporation
Plantation Services Inc.	a Texas corporation
Pre 01-17-03 Operator of The Presidential Country Club, Inc.	a Florida Corporation
Pre 12-21-05 Operator of The Greens Golf & Racquet Club, Inc.	an Oklahoma corporation
Prince William Club Management, LLC	a Virginia limited liability company
Raintree Counry Club, Inc.	a North Carolina corporation
Renaissance Club, Inc.	an Arizona corporation
Republic Plaza City Club (Singapore)	a foreign corporation
Sabal Trace Corp.	a Florida corporation
San Jose Renaissance Club, Inc.	a California corporation
Shangri-La Management Corp.	an Oklahoma corporation
Sixty-Six Group Limited Partnership	a South Carolina limited partnership
Surrey Hills Management Corp.	an Oklahoma corporation
Tescercom, S.A. (Ecuador)	a foreign corporation
The 410 Club Management Corp.	an Illinois corporation
The City Club of San Francisco, Inc.	a California corporation
The Club at Canyon Gate, Inc.	a Nevada corporation
The Lancers Club, Inc.	a Texas corporation
The Manager for Indigo Run, Inc.	a South Carolina corporation
The Manager for Westwood Country Club, Inc.	a Texas corporation

US_ACTIVE:\44260230\4\35899.0483    12

ENTITY	JURISDICTION OF ORGANIZATION
The River Club, Inc.	an Illinois corporation
The University Club, Inc.	a Mississippi corporation
Twelve Oaks Club Management, LLC	a North Carolina limited liability company
Virginia Hot Springs Golf and Tennis Club, Incorporated	a Virginia corporation
West Park Club, Inc.	a Texas corporation
Westlake City Club, Inc.	a Texas corporation

US_ACTIVE:\44260230\4\35899.0483    13

ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to Amendment No. 2, dated as of July 24, 2013 (the “Second Amendment”), by and amongCCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities party thereto (the “Lenders”) and CITICORP NORTH AMERICA, INC., as administrative agent, swing line lender and L/C issuer.Terms defined in the Second Amendment and used herein shall have the meanings assigned to such terms in the Second Amendment, unless otherwise defined herein or the context otherwise requires.
2.    Certain provisions of the Credit Agreement and Guaranty and Security Agreement(as defined in the Credit Agreement) are being amended pursuant to the Second Amendment. Each of the undersigned is a Guarantor of the Guaranteed Obligations as defined in and pursuant to the Guaranty and Security Agreement and is a Grantor as defined in and pursuant to the Guaranty and Security Agreement and hereby:
(a)    consents to the execution, delivery and performance of the foregoing Second Amendment and the amendments to the Guaranty and Security Agreement in Section 2 thereof;
(b)    acknowledges that, notwithstanding the execution and delivery of the foregoing Second Amendment, the Secured Obligations of such Grantor and the obligations of such Guarantor under the Loan Documents to which it is a party are not impaired or affected and all guaranties made by such Guarantor pursuant to the Guaranty and Security Agreement and all Liens granted by such Grantor as security for the Secured Obligations of such Grantor pursuant to such Loan Documents continue in full force and effect and shall continue to secure such Secured Obligations except to the extent any waiver, release or modification has been granted by or on behalf of Lenders or has otherwise occurred pursuant to the terms of the Loan Documents;
(c)    confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to the Second Amendment; and
(d)    represents and warrants that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Acknowledgment and Confirmation, this Acknowledgment and Confirmation has been duly executed and delivered by it, and this Acknowledgment and Confirmation is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and (ii) each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
3.    Except as expressly provided in the Second Amendment, each Guarantor hereby ratifies and confirms all of the terms and conditions of the Guaranty and Security Agreement and other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect. This Acknowledgment and Confirmation shall constitute a Loan Document.
4.    This Acknowledgement and Confirmation and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
5.    This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[SIGNATURE PAGES FOLLOW]

US_ACTIVE:\44260230\4\35899.0483    14

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CLUBCORP CLUB OPERATIONS, INC.
CCA CLUB OPERATIONS HOLDINGS, LLC
CANYON GATE AT LAS VEGAS, INC.
CCA GOLF COURSE HOLDCO, LLC
CCA MEZZANINE HOLDCO, LLC
CCCA, INC.
CCFL, INC.
CLUBCORP – ASIA
CLUBCORP CGCC, INC.
CLUBCORP HARTEFELD, INC.
CLUBCORP MEZZANINE BORROWER, LLC
CLUBCORP MORTGAGE BORROWER, LLC
CLUBCORP NV, INC.
CLUBCORP NV I, LLC
CLUBCORP NV II, LLC
CLUBCORP NV III, LLC
CLUBCORP NV IV, LLC
CLUBCORP NV V, LLC
CLUBCORP USA, INC.
GP BEAR'S BEST LAS VEGAS, INC.

By:
Name:	Ingrid J. Keiser
Title:	Secretary

ACKNOWLEDGMENT AND CONFIRMATION (AMENDMENT NO. 2)

191 ATHLETIC CLUB MANAGEMENT COMPANY, LLC
191 CC OPERATING CO., LLC
AKRON MANAGEMENT CORP.
ANTHEM GOLF, LLC
APRILSOUND MANAGEMENT CORP.
ASPEN GLEN GOLF CLUB MANAGEMENT COMPANY
ATHLETIC CLUB AT THE EQUITABLE CENTER, INC.
AZ CLUB, LLC
BAY OAKS COUNTRY CLUB, INC.
BLUEGRASS CLUB, LLC
BROOKHAVEN COUNTRY CLUB, INC.
CAPITAL CITY CLUB OF MONTGOMERY, INC.
CAPITAL CITY CLUB OF RALEIGH, INC.
CENTRE CLUB, INC.
CITRUS CLUB, INC,
CITY CLUB OF WASHINGTON, INC.
CLUB AT BOSTON COLLEGE, INC.
CLUB LE CONTE, INC.
COLUMBIA CAPITAL CITY CLUB CORP.
COLUMBIA TOWER CLUB, INC.
COUNTRYSIDE COUNTRY CLUB, INC.
CURRITUCK GOLF, LLC
DALLAS TOWER CLUB, INC.
DAYTON RACQUET CLUB, INC.
DEBARY MANAGEMENT CORP.
DIAMANTE' GOLF CLUB PARTNERS, INC.
DIAMANTE' GOLF CLUB MANAGEMENT, INC.
DIAMOND RUN CLUB, INC.
EMPIRE RANCH, LLC
FAIR OAKS CLUB CORP.
FFFC GOLF ACQUISITIONS, L.L.C.
FIRST CITY CLUB MANAGEMENT, INC.
FORT BEND ACQUISITION CORP.

By:
Name: Ingrid J. Keiser
Title: Secretary

ACKNOWLEDGMENT AND CONFIRMATION (AMENDMENT NO. 2)

GCC ASSET MANAGEMENT, INC.
GP BEAR'S BEST ATLANTA, INC.
GRANCH GOLF CLUB, INC.
GREENBRIER COUNTRY CLUB, INC.
GREENSPOINT CLUB, INC.
HACKBERRY CREEK COUNTRY CLUB, INC.
HAILE PLANTATION MANAGEMENT CORP.
HARBOUR CLUB OF CHARLESTON, INC.
HEARTHSTONE COUNTRY CLUB, INC.
HILL COUNTRY GOLF, INC.
HILLS II OF LAKEWAY, INC.
HOUSTON CITY CLUB, INC.
HPG, L.C.
HUNTER'S GREEN ACQUISITION CORP.
INDIGO RUN ASSET CORP.
IRVING CLUB ACQUISITION CORP.
KINGWOOD COUNTRY CLUB, INC.
KNOLLWOOD COUNTRY CLUB, INC.
LA CIMA CLUB, INC.
LAKEWAY CLUBS, INC.
LAUREL SPRINGS HOLDCO, LLC
LIONSGATE GOLF CLUB, INC.
MAC CLUB, LLC
MANAGER FOR CCHH, INC.
MASTER CLUB, INC.
MEMORIAL STADIUM CLUB MANAGEMENT CORP.
MEMPHIS CITY CLUB, INC.
MH VILLAS, INC.
MONARCH EP MANAGEMENT CORP.

By:
Name: Ingrid J. Keiser
Title: Secretary

ACKNOWLEDGMENT AND CONFIRMATION (AMENDMENT NO. 2)

NEW ENGLAND COUNTRY CLUB MANAGEMENT, INC.
NORTHWOOD MANAGEMENT CORP.
OAK POINTE COUNTRY CLUB, INC.
OAKMONT MANAGEMENT CORP.
OWNERS CLUB ASSET COMPANY
PIEDMONT CLUB, INC.
PIEDMONT GOLFERS' CLUB LLC
PYRAMID CLUB MANAGEMENT, INC.
QUAIL HOLLOW MANAGEMENT, INC.
QUEENS HARBOUR CORPORATION
RENAISSANCE CLUB, INC.
RICHARDSON COUNTRY CLUB CORP.
RIVER CREEK COUNTRY CLUB, INC.
RIVERS CLUB, INC.
SHADY VALLEY MANAGEMENT CORP.
SHOREBY CLUB MANAGEMENT, INC.
SILVER LAKE MANAGEMENT CORP.
SKYLINE CLUB, INC.
SOCIETY MANAGEMENT, INC.
SOUTHERN TRACE COUNTRY CLUB OF SHREVEPORT,
     INC.
STONEBRIAR MANAGEMENT CORP.
STONEHENGE CLUB, INC.
TAMPA PALMS CLUB, INC.
THE 191 CLUB, INC.
THE BUCKHEAD CLUB, INC.
THE CLUB AT CIMARRON, INC.
THE CLUB AT SOCIETY CENTER, INC.
THE COMMERCE CLUB, INC.
THE DOWNTOWN CLUB, INC.
THE MANAGER OF THE OWNER'S CLUB, INC.
THE METROPOLITAN CLUB OF CHICAGO, INC.
THE OWNER'S CLUB, INC.
THE OWNER'S CLUB OF SOUTH CAROLINA, L.L.C.
THE PLAZA CLUB OF SAN ANTONIO, INC.
THE SUMMIT CLUB, INC.

By:
Name: Ingrid J. Keiser
Title: Secretary

ACKNOWLEDGMENT AND CONFIRMATION (AMENDMENT NO. 2)

TIMARRON GOLF CLUB, INC.
TOWER CITY CLUB OF VIRGINIA, INC.
TOWER CLUB OF DALLAS, INC.
TOWER CLUB, INC.
TOWN POINT CLUB, INC.
TREESDALE COUNTRY CLUB, INC.
UMASS CLUB MANAGEMENT, LLC
UNC ALUMNI CLUB MANAGEMENT, INC.
UNIVERSITY CLUB MANAGEMENT CO., INC.
UNIVERSITY CLUB, INC.
WALNUT CREEK MANAGEMENT CORPORATION
WILDFLOWER COUNTRY CLUB, INC.
WILLOW CREEK MANAGEMENT, INC.
WOODSIDE PLANTATION COUNTRY CLUB, INC.

By:
Name: Ingrid J. Keiser
Title: Secretary

ACKNOWLEDGMENT AND CONFIRMATION (AMENDMENT NO. 2)

CLUBCORP AIRWAYS GOLF, INC.
CLUBCORP ALISO VIEJO HOLDING CORP.
CLUBCORP ASIA INVESTMENTS INC.
CLUBCORP AVEN HOLDINGS, INC.
CLUBCORP BRAEMAR COUNTRY CLUB, INC.
CLUBCORP BUNKER HILL CLUB, INC.
CLUBCORP BUYING SERVICES, INC.
CLUBCORP CANYON CREST COUNTRY CLUB, INC.
CLUBCORP CENTER CLUB, INC.
CLUBCORP COTO PROPERTY HOLDINGS, INC.
CLUBCORP CROW CANYON MANAGEMENT CORP.
CLUBCORP DESERT FALLS COUNTRY CLUB, INC.
CLUBCORP FINANCIAL MANAGEMENT COMPANY CLUBCORP GCL CORPORATION
CLUBCORP GEN PAR OF TEXAS, L.L.C.
CLUBCORP GOLF OF CALIFORNIA, L.L.C.
CLUBCORP GOLF OF FLORIDA, L.L.C.
CLUBCORP GOLF OF NORTH CAROLINA, L.L.C. CLUBCORP GRANITE BAY MANAGEMENT, INC.
CLUBCORP GRAPHICS, INC.
CLUBCORP HAMLET, LLC
CLUBCORP INTERNATIONAL, INC.
CLUBCORP IW GOLF CLUB, INC.
CLUBCORP MANAGEMENT COMPANY FOR STONE
     CREEK, LLC
CLUBCORP MEXICO, INC.
CLUBCORP MISSION HILLS COUNTRY CLUB, INC.
CLUBCORP PORTER VALLEY COUNTRY CLUB, INC.
CLUBCORP PUBLICATIONS, INC.
CLUBCORP SAN JOSE CLUB, INC.
CLUBCORP SHADOW RIDGE GOLF CLUB, INC.
CLUBCORP SPRING VALLEY LAKE COUNTRY CLUB,
     INC.
CLUBCORP SYMPHONY TOWERS CLUB, INC.
CLUBCORP TEAL BEND GOLF CLUB, INC.
CLUBCORP TTC, LLC
CLUBCORP TURKEY CREEK GOLF CLUB, INC.
CLUBCORP WILLOW CREEK, LLC
CLUBCORP WIND WATCH, LLC

By:
Name: Ingrid J. Keiser
Title: Secretary

ACKNOWLEDGMENT AND CONFIRMATION (AMENDMENT NO. 2)

THE OWNERS CLUB AT HILTON HEAD, L.P.
By:	The Manager of the Owner’s Club, Inc., as general partner

By:
Name: Ingrid J. Keiser
Title: Secretary

CLUBCORP GOLF OF GEORGIA, L.P. CLUBCORP GOLF OF TEXAS, L.P.
By:	ClubCorp Gen Par of Texas, L.L.C., as general partner

By:
Name: Ingrid J. Keiser
Title: Secretary

ALISO VIEJO GOLF CLUB JOINT VENTURE
By:	CLUBCORP GCL CORPORATION, as general partner

By:
Name: Ingrid J. Keiser
Title: Secretary

By:	CLUBCORP ALISO VIEJO HOLDING CORP., as general partner

By:
Name: Ingrid J. Keiser
Title: Secretary

ACKNOWLEDGMENT AND CONFIRMATION (AMENDMENT NO. 2)